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CUSIP No. 20364V-10-9          SCHEDULE 13D                 Page 13 of 13
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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

          Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that the Schedule 13D to which this Joint Filing Agreement is being filed as an exhibit shall be a joint statement filed on behalf of each of the undersigned.

Date:     January 4, 2001

                                          STILWELL VALUE PARTNERS III, L.P.

                                          /s/ Joseph Stilwell
                                          -------------------------------
                                          By: STILWELL VALUE LLC
                                              General Partner

                                          /s/ Joseph Stilwell
                                          -------------------------------
                                          By:      Joseph Stilwell
                                                   Managing and Sole Member

                                          STILWELL ASSOCIATES, L.P.

                                          /s/ Joseph Stilwell
                                          -------------------------------
                                          By:      Joseph Stilwell
                                                   General Partner

                                          STILWELL VALUE LLC

                                          /s/ Joseph Stilwell
                                          -------------------------------
                                          By:      Joseph Stilwell
                                                   Managing and Sole Member

                                          JOSEPH STILWELL

                                          /s/ Joseph Stilwell
                                          -------------------------------
                                          Joseph Stilwell